                                                                    EXHIBIT 10.7


                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                               Table of Contents
                               -----------------


MASTER SOFTWARE LICENSE AGREEMENT............................................  2
 SCHEDULE 1..................................................................  7
  ATTACHMENT 1...............................................................  9
  ATTACHMENT 2............................................................... 10
  ATTACHMENT 3............................................................... 11
    EXHIBIT A................................................................ 14
    EXHIBIT B................................................................ 16
    EXHIBIT C................................................................ 17
    EXHIBIT D................................................................ 18
  ATTACHMENT 4............................................................... 19
    EXHIBIT A................................................................ 21
    EXHIBIT B................................................................ 22
  ATTACHMENT 5............................................................... 23
  ATTACHMENT 6............................................................... 24
  ATTACHMENT 7............................................................... 25
  ATTACHMENT 8............................................................... 26
 SCHEDULE 2.................................................................. 27
  ATTACHMENT 1............................................................... 30
    EXHIBIT A................................................................ 31





--------------------------------------------------------------------------------
                                       1

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                       MASTER SOFTWARE LICENSE AGREEMENT

     THIS MASTER SOFTWARE LICENSE AGREEMENT ("Agreement") is made and entered into as of (DATE), by and between Wireless Billing Systems, d.b.a. Primal Billing Solutions, a California corporation ("PRIMAL") with its principal place of business located at 18881 Von Karman Avenue, Irvine, California 92612, and (CUSTOMER NAME) a company incorporated in (LOCATION INCORPORATED) ("Licensee") with its principal place of business located at (ADDRESS).

     On the terms and conditions set forth herein, Licensee desires to obtain from PRIMAL, and PRIMAL desires to grant to Licensee, a license to use a copy of the computer programs listed on attachments and exhibits included in Schedule 1 attached hereto and in supplements to this Agreement ("Schedule" or "Schedules"), executed from time-to-time by PRIMAL and Licensee ("Programs") and a copy of the related documentation listed on the applicable Schedules and Attachments ("Documentation"). The Programs and the Documentation collectively are referred to as the "Software." This Agreement consists of this Master Software License as well as all Schedules, Attachments, Exhibits, and Addenda to this License currently or subsequently incorporated herein.

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, PRIMAL and Licensee agree as follows:

1.   Grant of License
     ----------------

1.1 PRIMAL, or its third-party licensor(s), hereby grants to Licensee, and Licensee hereby accepts from PRIMAL, or its third-party licensor(s), subject to the terms and conditions of this Agreement, a personal, nontransferable, nonexclusive license (the "License") (i) to use copies of each Program, in object code in executable form only, solely at the location specified on the Attachments in Schedule 1 or any supplements hereto with respect to such Program (the "Designated Location") for Licensee's data processing needs and (ii) to use copies of the Documentation solely for use in connection with the use of the Programs authorized hereunder. Additional locations shall require additional licenses and license fees. The License includes the right to copy the Software as reasonably required by Licensee solely for its own internal data processing needs at the Designated Location and for archival, back-up and disaster recovery purposes.

1.2 Licensee agrees that it is an end user ("End User"), in that it is using the Software solely for its own internal purposes, and that the License does not include any right to use or authorize the use of the Software for any purpose other than to fulfill the internal data processing needs of Licensee. Licensee acknowledges and agrees that it has no right whatsoever to license the use, reproduction or distribution of the Software by any person, firm or entity and Licensee has no right to use any of the Software to provide data processing services to any third party on a service bureau or time-sharing basis or otherwise.

1.3 PRIMAL shall not provide Licensee with a copy of, and Licensee acquires no right of any kind with respect to, any source code for any of the Programs. Licensee agrees not to, and shall insure that its employees, contractors, or agents do not, create or attempt to create, by de-compiling, disassembling, reverse engineering or otherwise, the source code for any of the Programs. Licensee acknowledges and agrees that it has no right whatsoever to modify the Software or any portion thereof in any manner.

1.4 Licensee acknowledges and agrees that any third-party licensor shall be a third-party beneficiary of all of the provisions of this License and shall be entitled to enforce such terms.

2.   Term and Termination
     --------------------

2.1 The term ("Term") of this Agreement shall begin on the date 2 first stated above, and continue so long as any Schedule hereto remains in effect hereunder or until this Agreement is terminated pursuant to any provision hereof.

2.2 Except as otherwise provided for in the applicable Schedule attached hereto, either party shall be entitled to terminate this Agreement (and pursue all of its rights hereunder or at law or in equity) upon written notice to the other party in the event of a breach by such other party of any of its obligations hereunder and the failure of such other party to cure any such breach within 30 days from receipt of written notice of such breach, unless such breach by its nature cannot be cured, in which event the non-breaching party shall be entitled to terminate this Agreement upon written notice to the other party without any opportunity to cure.

2.3 This Agreement shall immediately terminate upon the occurrence of any of the following events: a) filing by or against Licensee of a proceeding under any bankruptcy or similar law, unless such proceeding is dismissed within 60 days from the date of filing; (b) the making by Licensee of any assignment for the benefit of creditors; (c) the filing by or against Licensee of a proceeding for dissolution or liquidation, unless such proceeding is dismissed within 60 days from the date of filing; (d) the appointment of or the application for the appointment of a receiver, trustee or custodian for all or part of the assets of Licensee, unless such appointment or application is revoked or dismissed within 60 days from the date of appointment or application whichever is earlier; (e) the attempt by Licensee to make any adjustment, settlement, or extension of its debts with its creditors generally; (f) the insolvency of Licensee; or (g) the filing or recording of a notice of lien or the issuance or the obtaining of a levy of execution upon or against a material portion of the assets of Licensee, unless such lien or levy of execution is dissolved within 60 days from the date of filing or recording.

2.4 Upon termination or expiration of this Agreement for any reason (including, without limitation, discontinuation of use of the Software by Licensee), the rights of Licensee to


--------------------------------------------------------------------------------
                                       2

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


possess or use the Software shall end, and Licensee shall immediately, at PRIMAL's sole option, either deliver to PRIMAL or destroy the original Software and all copies of the Software or any portion thereof in its possession or control. Within 20 days following the date of such termination or expiration, an officer of Licensee shall certify in writing to PRIMAL that the terms of this
Section 2.4 have been complied with.

2.5  Escrow provisions for the source code for the Programs are included in
Schedule 2 attached to this Agreement and incorporated herein.

3.   Licensee Fees/Payment
     ---------------------

3.1 The fees ("Fees") for the License granted hereunder are specified in the applicable Schedule attached hereto as modified by any applicable supplement, which fees shall be paid by Licensee as specified in such Schedule or supplement. All payments shall be made in United States currency.

3.2 In addition to any other amounts due, Licensee shall pay to or reimburse PRIMAL the amount of any sales, use, excise, property or other federal, state, local or foreign taxes, duties, tariffs or other assessments (other than any tax based solely on PRIMAL's net income) and related interest and penalties which PRIMAL is at any time obligated to pay or collect in connection with or arising out of the transactions contemplated by this Agreement.

3.3  Expenses. All out-of-pocket expenses incurred in installation, training,
     --------
ongoing maintenance and other support (telephone charges for ongoing support, travel, etc.) will be billed to Licensee which amounts shall be promptly paid by Licensee.

3.4 In the event PRIMAL does not receive any amounts from Licensee on or before the date on which such amounts are due and payable, such outstanding amounts shall bear interest at the rate of 1.5% per month, or the maximum rate permitted by law, until payment is received. Amounts received by PRIMAL shall first be credited against any unpaid interest, and accrual of such interest shall be in addition to and without limitation of any and all additional rights or remedies which PRIMAL may have hereunder or at law or in equity.

4.   Proprietary Rights
     ------------------

4.1 Licensee acknowledges that PRIMAL considers that the Software constitutes a valuable proprietary product and trade secret of PRIMAL embodying substantial creative efforts and confidential information. Licensee obtains pursuant to this Agreement only the right to use copies of the Software on the terms and conditions set forth herein and that no right, title or interest in or to the Software or any copies thereof or any copyrights, trademarks or other proprietary rights related to the Software are transferred to Licensee. Licensee will use its best efforts and will take all reasonable steps to protect the confidentiality of the Software, including but not limited to agreeing not to sell, transfer, publish, disclose, display or distribute the Software except as specifically authorized by this Agreement (collectively "Unauthorized Use or Disclosure").

4.2 For purposes of this Agreement, confidential information ("Confidential Information") shall mean with respect to each party, all proprietary information of such party, including without limitation, inventions, concepts, products, trade secrets, hardware, processes, client lists, business and financial data, technical know-how, software programs (including source code and object code) designated by such party in writing as Confidential Information, or is otherwise subject to reasonable efforts to maintain the secrecy thereof, provided Confidential Information shall not include information that (i) was in the possession of the receiving party without any obligation of confidence prior to disclosure of such information by the other party, (ii) is or becomes publicly available through no fault of the receiving party or (iii) was developed by the receiving party independent of the activities contemplated by this Agreement. Each party agrees to protect and treat as confidential the other party's Confidential Information and not to disclose Confidential Information to third parties (other than to employees with a "need to know" or independent contractors who have executed a standard form of non-disclosure agreement with Licensee containing provisions at least as protective as those set forth in this Section 4, or to use such Confidential Information for any purposes whatsoever other than to perform the work contemplated by this Agreement. Notwithstanding the foregoing, the receiving party will advise employees having access to Confidential Information of the existence of this Agreement and advise each of them of their obligation to maintain the secrecy of the Confidential Information.

4.3 Licensee shall not remove, alter, cover or obfuscate any copyright notice, trademark or other proprietary rights notice placed by PRIMAL in or on the Software or any portion thereof and shall insure that all such notices are reproduced on all copies of the Software or any portion thereof made by Licensee. Licensee shall comply with reasonable directions given by PRIMAL from time-to-time regarding the form and placement of copyright notices and other proprietary rights notices on the Software or any portion thereof.

4.4 Licensee shall promptly notify PRIMAL of any known Unauthorized Use or Disclosure of the Software and will cooperate with reasonable requests of PRIMAL in any litigation brought by PRIMAL against third parties to protect its proprietary rights, provided that PRIMAL shall indemnify Licensee against all out-of-pocket expenses (including legal costs) incurred by Licensee at PRIMAL's direction arising out of such cooperation. Licensee's compliance with the provisions of this section shall not be construed as a waiver of any of PRIMAL's rights hereunder.

4.5 Because of the unique and proprietary nature of the Software, it is understood and agreed that PRIMAL's remedies at law for a breach by Licensee of its obligations under this Section 4 will be inadequate and that PRIMAL shall, in the event of any such breach, be entitled to equitable relief (including, without limitation, injunctive relief and specific performance) without any requirement to post a bond as a condition of such relief, in addition to all other remedies provided under this Agreement or available to PRIMAL at law.

5.   Warranties
     ----------

5.1 PRIMAL warrants that (i) it owns the copyright in the Software or that it has obtained a right to use and sub-license it (ii) the provision and installation of the Software and the



--------------------------------------------------------------------------------
                                       3

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


Documentation does not contravene or breach in any way any contract or agreement between PRIMAL and the third- party licensors or any other third-party suppliers.

5.2 So long as Licensee maintains an in-force, paid-up annual maintenance agreement ("Maintenance Agreement") with PRIMAL, PRIMAL warrants that the Program shall perform substantially in accordance with the functional performance specifications contained in the related Documentation. PRIMAL shall
(i) provide Licensee with a revised copy of the Program reflecting any correction or modification which is incorporated by PRIMAL into its standard version of such Program and shall provide Licensee with any new standard version of the Program; (ii) use commercially reasonable efforts to correct any failures of the latest version of the Program to perform substantially in accordance with the functional performance specifications contained in the related Documentation, provided PRIMAL is given written notice by Licensee of such failures and such failures can be recreated by PRIMAL. PRIMAL DOES NOT WARRANT THAT THE SOFTWARE WILL MEET LICENSEE'S REQUIREMENTS OR THAT OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE. EXCEPT AS PROVIDED IN THIS SECTION 5, PRIMAL DOES NOT MAKE BY VIRTUE OF THIS AGREEMENT, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE SOFTWARE OR THE SERVICES OF PRIMAL, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5.3 Any hardware ("Hardware") or third-party software ("Third-Party Software") required or recommended for the use of the Software shall be, upon request of Licensee, ordered on behalf of Licensee by PRIMAL and billed separately. PRIMAL, upon payment in full of the purchase price for the Hardware and Third-Party Software will assign to Licensee the title to the Hardware and license and any manufacturer's warranties for any such Hardware and/or Third-Party Software. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT OR ON AN ATTACHED EXHIBIT OR ATTACHMENT, PRIMAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY OTHER MATTER WITH RESPECT TO THE HARDWARE OR THIRD-PARTY SOFTWARE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ITS MERCHANTABILITY OR FITNESS OR CAPACITY OR DURABILITY FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE HARDWARE OR THIRD-PARTY SOFTWARE OR CONFORMITY THEREOF TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER OR ORDERS RELATING THERETO. PRIMAL is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort), caused directly or indirectly, by the Hardware or Third-Party Software or any inadequacy thereof for any purpose, or any deficiency or defect therein, or the use or maintenance thereof, or any repairs, servicing or adjustments thereto; or any delay in providing or failure to provide any part thereof, or any loss of business, or any damages whatsoever and howsoever caused by the Hardware or Third-Party Software except for any loss or damage caused by the gross negligence or willful misconduct of PRIMAL. In no event is PRIMAL responsible for indirect, consequential, incidental or special damages.

6.   Maintenance
     -----------

     The warranty obligations of PRIMAL under Section 5.2 above are contingent upon Licensee maintaining a current, paid-up Maintenance Agreement with PRIMAL under the terms specified in Attachment 3 to Schedule 1 of this Agreement or any appropriate supplement to this Agreement or upon the terms of a separately executed PRIMAL Master Maintenance Agreement. Any maintenance agreement or Master Maintenance Agreement must be renewed on an annual basis at the then-current rates which are to be prepaid by Licensee at the time of the execution of this Agreement for the initial year or at the commencement of any subsequent renewal period ("Maintenance Program").

7.   Programming Services
     --------------------

     Any modifications or revisions to the Software, including development of custom software ("Custom Software"), performed by PRIMAL shall be subject to the terms and conditions specified in the Custom Software Agreement included as Attachment 4 to Schedule 1 of this Agreement or in a separate agreement. Either software development agreement must be separately signed by an authorized representative of both Licensee and PRIMAL. Such software modifications are not within the scope of the Maintenance Program referenced above unless expressly agreed to in writing by an authorized representative of PRIMAL.

8.   Exclusion of Consequential Damages;
     -----------------------------------
     Limitation of Liability
     -----------------------

8.1 PRIMAL SHALL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO LICENSEE FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE SOFTWARE OR THE TRANSACTIONS CONTEMPLATED HEREIN, EVEN IF PRIMAL IS APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING. IN NO EVENT SHALL PRIMAL'S LIABILITY TO LICENSEE HEREUNDER (WHETHER BASED ON AN ACTION OR CLAIM IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO ANY PROGRAM LICENSED HEREUNDER EXCEED THE TOTAL LICENSE FEE ACTUALLY PAID BY THE LICENSEE FOR THE PROGRAM, PROGRAMS, OR SERVICES OUT OF WHICH SUCH LIABILITY AROSE.

8.2 Licensee acknowledges and agrees that PRIMAL has no control over the nature of Licensee's business activities, its network switch(es), its other support systems, or over the quality of telecommunications lines or the content of the data transmitted, or any corruption, loss or damage to such data. Licensee agrees to indemnify and hold PRIMAL harmless from any and all claims, suits or damages by third parties arising out of the use of the Software except to the extent such claims, suits or damages are covered under Section 10 hereof and except to the extent PRIMAL's gross negligence or willful misconduct contributed thereto.

9.   Security Precautions
     --------------------

     To prevent loss or damage to data as a result of malfunctions, errors or defects of or in the Software, Licensee will regularly maintain and verify integrity of back-up copies ("Back-ups") of all data and programs used in connection with the Software. Licensee is solely responsible for any loss or damage caused by a failure to maintain and verify proper daily and other Back-ups.

10.  Proprietary Rights Indemnity
     ----------------------------

     Subject to Licensee's fulfillment of its



--------------------------------------------------------------------------------
                                       4

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


obligations under this Section 10 and the dollar limitations set forth in this section, PRIMAL will hold, to the extent set forth in this section, Licensee harmless, and at its own expense defend or settle any claim, suit, action, or proceeding brought against Licensee to the extent that such claim, suit, action or proceeding is based on a claim that the latest version of the Software or any portion thereof infringes or constitutes wrongful use of a valid patent, copyright or trade secret right protected under the laws of the United States, any state in the United States, or laws of any foreign jurisdiction where PRIMAL does business (a "Legally Protected Proprietary Right" or "LPPR"). Licensee shall notify PRIMAL in writing of any such claim promptly after Licensee first learns of it, and shall provide PRIMAL with such cooperation and assistance as PRIMAL may reasonably request from time-to-time in connection with the defense thereof. PRIMAL shall have sole control over any such suit or proceeding (including choice of counsel and, without limitation, the right to settle on behalf of Licensee on any terms PRIMAL deems desirable in the sole exercise of its discretion). Subject to Licensee's fulfillment of its obligation under this
Section 10, PRIMAL shall pay all damages and costs finally awarded against Licensee (or payable by Licensee pursuant to a settlement agreement) in connection with such suit or proceeding, provided, however, that PRIMAL's obligation to pay such damages and costs on behalf of Licensee shall not exceed the price Licensee paid PRIMAL for such software. PRIMAL shall not enter into any settlement agreement pursuant to this Section 10 in excess of such amount without the prior written consent of Licensee. In the event that the use of the Software or any portion thereof as permitted hereunder is held to infringe or constitute wrongful use of any LPPR and Licensee's right to use such Software is enjoined by a court of competent jurisdiction or if PRIMAL, in the reasonable exercise of its discretion, instructs Licensee to cease using any such Software in order to mitigate or lessen potential damages arising from a claimed infringement or wrongful use of any LPPR, Licensee shall cease using such Software. In the event Licensee ceases to use any such Software as provided in this section (other than by reason of a temporary restraining order), PRIMAL shall (i) replace such Software with equally suitable non-infringing software,
(ii) modify such Software so that the use of the Software by Licensee as permitted hereunder ceases to be infringing or wrongful, (iii) procure for Licensee the right to continue using such Software as permitted hereunder, or
(iv) after reasonable efforts under subsections (i), (ii) and (iii) of this sentence, pay to Licensee the depreciated price paid by Licensee for such Software based upon a five-year, straight-line depreciation schedule. OTHER THAN AS EXPRESSLY STATED IN THIS SECTION 10, PRIMAL SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE FOR ANY LOSS OR DAMAGE (INCLUDING, WITHOUT LIMITATION, FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES) ARISING OUT OF OR RELATED TO ANY ALLEGATION OR DETERMINATION THAT LICENSEE'S USE OF THE SOFTWARE AS PERMITTED HEREUNDER INFRINGES OR CONSTITUTES WRONGFUL USE OF ANY LPPR. PRIMAL MAKES NO REPRESENTATION OR WARRANTY AND DISCLAIMS ALL LIABILITY OF ANY TYPE WHATSOEVER ARISING OUT OF OR RELATING TO ANY ALLEGATION OR DETERMINATION THAT LICENSEE'S USE OF THE SOFTWARE INFRINGES OR CONSTITUTES WRONGFUL USE OF ANY COPYRIGHT, TRADE SECRET, PATENT OR OTHER PROPRIETARY RIGHT OTHER THAN A LPPR.

11.  Assignment
     ----------

     Neither Licensee nor PRIMAL may assign or transfer this Agreement or any interest herein (including rights and duties of performance) without the prior written consent of the other party, which consent shall not be unreasonably withheld. Licensee shall pay to PRIMAL a reasonable transfer fee should this Agreement be assigned. Notwithstanding the foregoing, a party may, without the consent of the other party, assign this Agreement and all of its rights and obligations hereunder to any successor in interest which assumes all of the assigning party's obligations hereunder in connection with a merger, a sale of all or substantially all of such party's assets, or a sale of such party's capital stock, so long as such successor in interest and any entity which directly or indirectly controls such successor in interest is not a competitor of the other party hereto.

12.  Notices
     -------

     Except as otherwise specified herein, all notices, requests, demands or communications required or permitted hereunder shall be in writing, delivered
(i) personally, (ii) by facsimile (provided original is sent by other approved means as set forth herein), (iii) sent by courier service of international reputation (e.g., Federal Express) or (iv) sent by certified mail, postage prepaid and return receipt requested (provided the origin and destination of the notice are both within the United States), to the parties at the respective addresses above (or at such other address as shall be given in writing by either of the parties to the other in accordance with this Section 12). All notices, requests, demands or communications shall be deemed effective upon receipt (including facsimile).

13.  Excused Performances
     --------------------

     PRIMAL shall not be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, shortages of labor or materials, fires, transportation contingencies, laws, regulations, acts or orders of any government or agency or official thereof, other catastrophes, or any other occurrences beyond PRIMAL's reasonable control.

14.  Miscellaneous Provisions
     ------------------------

14.1 Except as otherwise provided herein, no remedy made available to either party hereto by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

14.2 No waiver of any provision of this Agreement or any rights or obligations of either party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

14.3 This Agreement shall be construed and enforced in accordance with the laws of the United States of America and the State of California which are applicable to the construction and enforcement of contracts between parties resident in California which are entered into and fully performed in California, regardless of where this Agreement is


--------------------------------------------------------------------------------
                                       5

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000



executed or performed or the residency of the parties hereto except that the U.N. Convention on the International Sale of Goods shall not apply to this Agreement. The Agreement shall be interpreted in accordance with its fair meaning and not in favor or against either party. The operative Agreement shall be the original English language Agreement executed by the parties, and notwithstanding any translation that may be made by Licensee. In the event of a conflict between the translation and the English language version, the English language version shall take precedence over the translation and the terms and conditions shall be construed in accordance with the English language Agreement.

14.4 This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

14.5 This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective permitted successors and assigns.


14.6 Sections 2.4, 3, 4, 5.2, 8, 10 and 14 shall survive expiration or termination of this Agreement for any reason.

14.7 In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.

14.8 In the event of any litigation hereunder, such action shall be brought into a state or federal court of competent jurisdiction located in Orange County, California, and the prevailing party in the action as determined by the court will be entitled to recover from the other party its court costs and reasonable attorneys' fees.

14.9 This Agreement constitutes the entire understanding and agreement between PRIMAL and Licensee with respect to the transactions contemplated herein and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof it is expressly understood and agreed that no employee, agent or other representative of PRIMAL has any authority to bind PRIMAL with regard to any statement, representation, warranty or other expression unless the same is specifically set forth or incorporated by reference herein. It is expressly understood and agreed that, there being no expectation to the contrary between the parties hereto, no usage of trade or other regular practice or method of dealing between the parties hereto shall be used to modify, interpret, supplement or alter in any manner the express terms of this Agreement or any part hereof. It is expressly agreed and understood that this Agreement is the product of negotiations among the parties and that this Agreement was mutually drafted by the parties. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by duly authorized representatives of the parties.

14.10 Each party agrees that neither it nor any entity under its control shall directly or indirectly solicit for employment, employ, or retain as an independent contractor or otherwise, any employee or former employee as herein defined of the other party during the Term of this Agreement and for one (1) year following its expiration, or for a period of three (3) years following the commencement date of this Agreement, whichever is longer; except with such party's written consent. Former employees shall include only those employees who have terminated their employment with a party within a period of three (3) months prior to the execution of this Agreement.

14.11 Licensee agrees to comply with United States export regulations. Diversion of the Licensed Program(s) contrary to United States law is prohibited.

14.12 PRIMAL shall have the right upon reasonable notice, to conduct and/or direct an independent accounting firm to conduct, during normal business hours, an audit of the appropriate records of Licensee to verify (i) the number of copies of the Software in use, (ii) the computer systems on which such copies are installed, (iii) the number of processors for which such copies are used, and (iv) the number of billed accounts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


Wireless Billing Systems,                            Licensee:                    <CUSTOMER>
d.b.a. Primal Billing Solutions


By:                                                         By:
         ------------------------------------------            ----------------------------------------------
                          Signature                                               Signature

                         Bill Salway
         ------------------------------------------            ----------------------------------------------
                      Print or Type Name                                      Print or Type Name

Title:                    President                      Title:
         ------------------------------------------            ----------------------------------------------


--------------------------------------------------------------------------------
                                       6

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                   SCHEDULE 1


                               Dated as of (DATE)
                                     to the
              Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                      (CUSTOMER), as Licensee ("Licensee")

 This Schedule is issued pursuant to the Master Software License Agreement identified above. All of the terms and conditions of the Master Software License Agreement are incorporated herein and made a part hereof as if expressly set forth in this Schedule.


 1.   Term
      ----

      The term ("Initial Term") of this Schedule shall commence upon the date set forth above (the "Commencement Date") and shall continue for a period of five (5) years. Thereafter, so long as no event of default has occurred and is continuing, this Schedule may be renewed upon mutually agreeable terms and conditions.

 2.   Programs
      --------

      The Programs included under this Schedule are set forth in Attachment 1 hereto.

 3.   Documentation
      -------------

      One (1) copy each of the available Documentation for the Programs licensed hereunder is included with the Software License fee. Additional copies may be obtained at PRIMAL's then-current rate.

 4.   Designated Location
      -------------------

      The system ("System") shall be located at Licensee's place of business as set forth in Attachment 1 hereto. Licensee agrees that the operation of the System shall be restricted to the location specified, however, Licensee shall be allowed to relocate the operation of the System to another business location that physically replaces the specified location on prior written notice to PRIMAL.

 5.   Professional Services
      ---------------------

      PRIMAL professional services ("Professional Services") includes Training, Consulting, Project Management, Server Hardware Configuration, Software Installation, Testing, Data Conversions and additional on-site activities. The Professional Services to be provided hereunder shall be as listed in Attachment 2 hereto.

      If Licensee provides PRIMAL with less than ten (10) days notice of a change or cancellation of the dates set for training, support or any other planned on-site PRIMAL activity, Licensee may incur a penalty of $1,500 per PRIMAL person-day, up to a maximum of five (5) days, plus all expenses incurred.

      Normal workdays are not to exceed ten (10) hours. Any hours over ten (10) hours a day required by Licensee will be billed at a prorated portion of 150% of the daily rate for a weekday and 200% for any weekend day or PRIMAL-recognized holiday.


      PRIMAL and Licensee will mutually agree to a Professional Services schedule. Professional Services beyond those defined in this Schedule will be at PRIMAL's then-current rates.

6.    Third-Party Software and System Hardware
      ----------------------------------------

      Licensee agrees to purchase through PRIMAL the required Third-Party Software and/or System Hardware as defined in Attachment 5 hereof for the price set forth in Attachment 7. Third-Party Software and/or System Hardware prices are net and exclude taxes, duties, freight and other like charges. If required by the Third-Party Software and/or System Hardware Supplier(s), Licensee agrees to execute the Third-Party Software and/or System Hardware License(s) and/or Maintenance Agreement(s) defined in Attachment 6 hereof.

      If Licensee elects to purchase the System Hardware and/or Third-Party Software directly, and not to purchase it through PRIMAL, Licensee acknowledges and agrees that:

      (i) System Hardware and/or Third-Party Software purchased by Licensee shall meet the technical specifications provided by PRIMAL as set forth in Attachment 5.

      (ii) Licensee shall prepare the site, System Hardware and install the Third-Party Software according to PRIMAL's specifications, and shall notify PRIMAL that the site is so prepared and arrange for PRIMAL to arrive and install the PRIMAL Software. Any delay from agreed plan, or once PRIMAL people arrive, may result in additional charges.

      If Licensee elects to purchase the System Hardware and/or Third-Party Software through PRIMAL, PRIMAL will:

      (i) Load and configure the System Hardware with the required Third-Party Software and PRIMAL Software System, create program and data directories, and load test data in order to perform the Factory Acceptance Test (FAT).

      (ii) Licensee shall prepare the site to meet specifications provided by PRIMAL and shall notify PRIMAL that the site is so prepared and arrange for PRIMAL to arrive and install the PRIMAL Software. Any delay from agreed plan or once PRIMAL people arrive may result in additional charges.

     Shipping expenses are the responsibility of Licensee. PRIMAL shall not be held responsible for transit time, customs clearance time or other potential delays to the arrival of the System Hardware and/or Third-Party Software to the installation site.


--------------------------------------------------------------------------------
                                       7

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000



     If Licensee purchases System Hardware and/or Third-Party Software from PRIMAL, all ownership and financial responsibility of purchased System Hardware and/or Third-Party Software transfers to the Licensee from the time the System Hardware and/or Third-Party Software leaves PRIMAL's facility.

7.   Maintenance
     -----------

     Maintenance support as specified in Attachment 3, "Maintenance Agreement" hereto, is available for a Maintenance Support fee equal to the rate set forth in said attachment and will be based on the then-current applicable Software License fees for the Software licensed hereunder and any Custom Software fees.

8.   Custom Software
     ---------------

     PRIMAL custom software services will be performed under this Schedule as set forth in Attachment 4, "Custom Software Agreement" hereto and will be based on the applicable functional or technical specifications ("Functional Spec") developed for such custom software. The fees for such custom software shall be set forth in said attachment. Any changes outside the scope of or subsequent to the Functional Spec will be billed at PRIMAL's then-current rates and evidenced by a change order.

9.   License Fees and Payment Schedule
     ---------------------------------

     The License and other Fees payable hereunder are set forth in Attachment 7 hereto, are in U. S. dollars payable in the United States and exclude any taxes, duties, freight, insurance, or other government charges, as well as any reasonable out-of-pocket expenses as described in Section 3.3 of the Master Software License Agreement, which will be billed separately and paid by Licensee in accordance with the terms of Section 10.6.

     Except as expressly set forth in Attachment 8 to this Schedule, under the special terms ("Special Terms") relating to the Monthly License and Maintenance Fees, payments hereunder shall be subject to the following terms:

10.  Standard Payment Method and Schedule for Other Products and Services
     --------------------------------------------------------------------

10.1 Application Software License Fees. 100% due and payable upon receipt of signed quotation or Purchase Order

10.2 Professional Services. 50% due upon receipt of signed quotation or Purchase Order, balance due upon completion of the applicable service.

10.3 Hardware/Equipment/Third-Party Software. 100% due and payable upon receipt of signed quotation or Purchase Order.

10.4 Software Maintenance. 100% of the Base Maintenance Fees are due and payable upon execution of the Maintenance Agreement (see Attachment 3) or a separate Master Maintenance Agreement.

10.5 Custom Software. 50% due upon receipt of signed Functional Specifications quotation for customization, balance due upon delivery (refer to Attachment 4).

10.6 Other Fees and Charges. Invoices due upon receipt.

     Incremental License fees are due and payable when the cumulative unit count is exceeded. Licensee agrees to notify PRIMAL prior to exceeding such expanded unit counts and to pay the incremental License fees corresponding to the new level of use.

     Licensee acknowledges that for so long as payments for Software (including but not limited to initial fees, upgrade fees, incremental License fees, optional Software modules and/or custom software) remain due under this License, an expiration date that renders the Software unusable will reside in the Software and will be updated by PRIMAL as long as payments for said Software are made in a timely manner by Licensee.

     Invoices under this Agreement may be submitted by facsimile and shall be effective as of the date of receipt of such facsimile transmission.

11.  Additional Licensee Responsibilities
     ------------------------------------

     PRIMAL will provide Licensee, at no additional cost, with a new customer start-up kit upon execution of this Schedule which shall contain start-up information including, but not limited to, site preparation checklist, specific recommendations as to other facility requirements and an PRIMAL contact list. Licensee will provide a completed and signed-off copy of the checklist to PRIMAL prior to installation.

12.  Special Terms
     -------------

     Any special terms applicable to this Schedule shall be set forth on Attachment 8 hereto.


IN WITNESS WHEREOF, the parties hereto have executed this Schedule as of the date first written above.

Wireless Billing Systems,                            Licensee:                   <CUSTOMER>
d.b.a. Primal Billing Solutions


By:                                                         By:
         ------------------------------------------            ---------------------------------------------
                          Signature                                               Signature

                         Bill Salway
         ------------------------------------------            ---------------------------------------------
                      Print or Type Name                                     Print or Type Name

Title:                    President                      Title:
         ------------------------------------------            ---------------------------------------------


--------------------------------------------------------------------------------
                                       8

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000



                                  ATTACHMENT 1


                      To SCHEDULE NO. 1 dated as of (DATE)
                                     to the
              Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                     (CUSTOMER), as Licensee ("Licensee").

                         Licensed Programs and Location



1.   Programs Licensed Hereunder
     ---------------------------

     (INSERT PROGRAMS)


2.   Third-Party Software and System Hardware
     ----------------------------------------

     (INSERT S/W AND H/W)


3.   Designated Location
     -------------------

     (LOCATION)



--------------------------------------------------------------------------------
                                       9

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                  ATTACHMENT 2


                      To SCHEDULE NO. 1 dated as of (DATE)
                                     to the
              Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                     (CUSTOMER), as Licensee ("Licensee").

                      Professional Services to be Provided



1.   Training, Support and Consulting
     --------------------------------

     (LIST)

     Terms Relating to Training

     All training classes are limited to a total of six (6) Licensee employees per instructor per class unless otherwise stated in PRIMAL's training information. Licensee agrees that personnel attending Pre-Installation Training and Consulting will have the authority to make decisions about tables and parameters. If changes are made to tables and system parameters by Licensee during or after the Pre-Installation Training and Consulting, causing material changes to on-site training that delay completion of the training on schedule, Licensee will be charged $1,500 per day for each extra day (or partial day) caused by such delay for each on-site PRIMAL person.


2.   Project Management
     ------------------

     (LIST)


3.   Server Hardware Configuration, Software Installation,
     -----------------------------------------------------
     and Testing
     -----------

     (LIST)


--------------------------------------------------------------------------------
                                       10

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                  ATTACHMENT 3


                      To SCHEDULE NO. 1 dated as of (DATE)
                                     to the
              Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                     (CUSTOMER), as Licensee ("Licensee").

                             Maintenance Agreement


This Maintenance Agreement ("Agreement") dated as of the (DAY) day of (MONTH),
(YEAR) ("Effective Date") is issued pursuant to the Master Software License Agreement identified above. All of the terms and conditions of the Master Software License Agreement are incorporated herein and made a part hereof as if expressly set forth in this Agreement.

The parties hereto agree as follows:


1.0  Definitions
1.1 "Agreement Term" shall mean an initial period of one (1) year, commencing on the Effective Date. Thereafter, the Agreement Term shall automatically renew on a year-to-year basis unless terminated by either party in writing no later than ninety (90) days prior to the expiration of any annual renewal period. However, in no event shall the Agreement Term extend beyond the term of the PRIMAL License.

1.2 "Basic Enhancements" shall mean changes or additions to the PRIMAL Software, other than an Error Correction or Custom Software, which are functional improvements to the PRIMAL Software. Basic Enhancements include only those improvements that are generally made available at no additional cost to PRIMAL customers.

1.3 "Major Release" shall mean integer releases, such as from release 1.0 to 2.0, which PRIMAL from time-to-time may offer to its customers at an additional charge, and are not covered under this Agreement.

1.4 "Custom Software" shall mean any Licensee-funded software modifications developed by PRIMAL under the provisions of the Primal License and listed under Attachment 4 of Schedule 1 to the Primal License.

1.5 "PRIMAL License" shall mean the Master Software License referenced above and to which this Agreement is an Attachment.

1.6 "PRIMAL Software" shall mean the (i) proprietary Software Program modules listed on Attachment 1, and (ii) Custom Software listed on Attachment 4 to
Schedule 1 to the PRIMAL License.

1.7 "Error" shall mean any failure of the PRIMAL Software to substantially conform to the specifications included in the Documentation delivered with the PRIMAL Software.

1.8 "Error Correction" shall mean a software modification or addition that, when made or added to the PRIMAL Software, establishes material conformity to the specifications in the Documentation delivered with the PRIMAL Software.

1.9 "Third-Party Products" shall mean those third-party software programs in object code format listed under Attachment 1 to Schedule 1 to the PRIMAL License.

1.10 "Normal Support Hours" shall mean the hours between 6:00 a.m. and 5:00 p.m., Pacific Standard Time (PST), Monday through Friday, excluding regularly scheduled holidays of PRIMAL as shown in Exhibit B of this Agreement.

1.11 "System Software" shall mean the (i) third-party products, and (ii) the PRIMAL Software.

1.12 "PRIMAL Product Certified" shall mean a Licensee representative(s) who has successfully completed the PRIMAL Product Certification Program. The Licensee is required to maintain at least one (1) PRIMAL Product Certified Representative on staff as part of this Agreement.

1.13 "Network Certified" shall mean any Information Services (IS) Engineer who has successfully completed the appropriate Network Certification program for the hardware platform used to execute the PRIMAL Software. The Licensee is required to maintain at least one (1) Network Certified Representative on staff as part of this Agreement.

1.14 "Software Service Levels" shall mean the level of Error Correction response provided by PRIMAL as set forth in Exhibit D to this Agreement.

1.15 "Non-Standard Software Support" shall include, but is not limited to: (i) calls to PRIMAL beyond the hours specified in Section 2.1.1, (ii) hardware or network-related problems, or (iii) failures caused by improper use or care of the PRIMAL Software application. Such services shall be billable at PRIMAL's then- current rates.

2.0  Scope of Services

2.1  PRIMAL Software

2.1.1 Consultation. PRIMAL shall provide to Licensee's PRIMAL Product Certified Representative telephone and/or electronic consultation on the PRIMAL Software during Normal Support Hours. Such consultation shall include problem diagnosis, troubleshooting and identification of Errors.

2.1.2 Error Correction. Licensee shall notify PRIMAL in writing of any Error, specifying the reason the PRIMAL Software does not perform in conformity with the applicable specifications and instructions how to recreate the Error condition. Following completion of the Error Correction, PRIMAL shall provide the Error Correction to Licensee through a procedure consisting


--------------------------------------------------------------------------------
                                       11

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


     of the transmission of sufficient programming data and operating instructions to remedy the Error. Such transmission may be in a form, which includes other changes that have been made by PRIMAL. Installation and incorporation of any transmission that includes the Error Correction is the responsibility of the Licensee. Licensee agrees to install and notify PRIMAL when the Error Correction has been installed.

     2.1.3 New Releases. PRIMAL may from time-to-time, distribute new program releases ("Release") containing Error Corrections and Enhancements. PRIMAL shall: (i) provide Licensee with notice concerning the content of such Releases; and (ii) provide Licensee with access to the new program Releases via FTP (File Transfer Protocol) or internet download during the Term of this Agreement.

2.2 Education. PRIMAL shall make available training, as indicated in Attachment 2 to Schedule 1 of the PRIMAL License, during the Term of this Agreement in system administration and use of the System Software, including new Releases to the PRIMAL Software. Such training shall be subject to PRIMAL's published class schedules, then-current training rates, available space at its training center, or availability of on-site trainers. This does not negate the Licensee's responsibility in training themselves on the features and functionality of the PRIMAL Software.

2.3 Complete Subscription. While highly recommended, PRIMAL Software maintenance is optional to the Licensee. However, when said Licensee enters into this Agreement for maintenance, any additional software that is licensed relating to or dependent upon the main application, including Third-Party Products, must also have support and/or maintenance agreements in force.

2.4 Current Version. It is the obligation of the Licensee to install and share in the benefits of upgrades ("Upgrades") to the PRIMAL Software, as Releases become available. PRIMAL will continue to support prior Releases for eighteen
(18) months from the first Ship Date of the Upgrade or most current Release. If said Licensee chooses not to install the Upgrade or current Release, and the prior Release becomes no longer supported by PRIMAL, PRIMAL will not be held responsible to the Licensee for maintenance of the non-supported PRIMAL Software.

2.5 Third-Party Products. PRIMAL does not provide support or maintenance except for such software programs listed on Attachment 1 to Schedule 1 to the PRIMAL License to which this Agreement is attached (and subject to any special conditions which may apply). Licensee agrees to install and maintain versions of the Third-Party Products that are compatible with the PRIMAL Software.

2.6 Custom Software. PRIMAL will provide Licensee quarterly maintenance for the Custom Software set forth in Exhibit C, for the fees listed. Licensee and PRIMAL agree that Custom Software may be added or deleted from this Exhibit C from time-to-time while this Agreement is in force. All modifications to Exhibit C will be in writing and signed by both parties.


2.7 PRIMAL User Group (PUG). Upon receipt of the fees and charges set forth in Exhibit A of this Agreement, Licensee will be provided with membership in the PRIMAL customer User Group for the remainder of the calendar year. PUG fees for subsequent years will be the direct responsibility of the Licensee.

3.0  Fees and Charges
     ----------------

3.1 Licensee shall pay PRIMAL in advance of the Effective Date, or anniversary date thereof, the annual charge for the maintenance and support services described herein in accordance with the fees and charges set forth in Exhibit A of this Agreement, PRIMAL reserves the right to adjust the rates for subsequent Agreement Terms.

3.2 If Licensee allows this Agreement to lapse at the expiration of the applicable Term thereof due to non-payment of the Annual Fee due hereunder, Licensee may reinstate maintenance by first paying a Reinstatement Fee equal to
(i) 110% of the Maintenance Fee(s) payable during the lapsed period, plus (ii) $2,000 in addition to the then-current Maintenance Fee for the new Term.

3.3 In addition to any other amounts due, Licensee shall pay to or reimburse PRIMAL the amount of any sales, use, excise, property or other federal, state, local or foreign taxes, duties, tariffs or other assessments (other than any tax based solely on PRIMAL's net income) and related interest and penalties which PRIMAL is at any time obligated to pay or collect in connection with or arising out of the transactions contemplated by this Agreement. Licensee further understands and agrees that all references to contract sums or prices in the Agreement or the Exhibits hereto are to be made in United States currency.

3.4 Licensee shall be responsible for any charges for services not included within the scope of this Agreement, including charges, such as, for PRIMAL personnel performing training services at Licensee's site or other locations specified by Licensee. Reasonable travel and living expenses incurred by PRIMAL personnel in performing any services will be billed to the Licensee, as will the cost of long-distance telephone charges to support international Licensee.

3.5 In the event PRIMAL does not receive any amounts from Licensee on or before the date on which such amounts are due and payable, such outstanding amounts shall bear interest at the maximum rate permitted by law until payment is received. Amounts received by PRIMAL shall first be credited against any unpaid interest, and accrual of such interest shall be in addition to and without limitation of any and all additional rights or remedies which PRIMAL may have hereunder or at law or in equity.


4.0  Proprietary Rights
     ------------------

4.1 To the extent that PRIMAL provides Licensee with any Error Corrections and Basic Enhancements, Licensee shall promptly (i) install the Error Corrections and Basic Enhancements in the form provided by PRIMAL; and (ii) use such Error Corrections and Basic Enhancements only in connection with the PRIMAL Software and in a manner consistent with the requirements of the PRIMAL Software Licensee shall have the non-exclusive, non-transferable right to use Error Corrections and Basic Enhancements for its internal business purposes only, and PRIMAL shall retain all further rights. Licensee shall not duplicate (except for archival purposes), reverse engineer, translate or adapt such PRIMAL Software.

4.2 The Error Corrections and Basic Enhancements are and shall remain the sole property of PRIMAL, regardless of whether Licensee, its employees, or contractors may have contributed to the conception of such work, joined in the effort of its development, or paid PRIMAL for the use of the work product.


--------------------------------------------------------------------------------
                                       12

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000




5.0  Warranty and Limitation of Liability
     ------------------------------------

5.1 During the period in which this Agreement remains in effect, PRIMAL warrants that Basic Enhancements and Error Corrections shall conform to the functional specifications as detailed in the Documentation that accompanies the PRIMAL Software. Any failure by Licensee to promptly implement Basic Enhancements and Error Corrections as supplied by PRIMAL will terminate the warranty obligations of PRIMAL under this Agreement, unless Licensee has obtained prior written authorization from PRIMAL.

5.2 All other warranty terms and limitations of liability are as stated in the PRIMAL Software License Agreement to which this Agreement is attached.

6.0  Termination
     -----------

     This Agreement may be terminated as set forth in this Section 6.0.


6.1 Termination of License. This Agreement shall immediately terminate upon the termination of the PRIMAL License.

6.2 Annual Term. This Agreement may be terminated for any subsequent Term by either party in writing no later than ninety (90) days prior to the expiration of any Term of this Agreement.

6.3 Non-Payment. This Agreement may be terminated by PRIMAL in the event the CUSTOMER is more than thirty (30) days delinquent relating to payment in full of the Fees due under this Agreement.

6.4 Failure to Perform. If either party defaults in the performance of any of its obligations under this Agreement, and such default is not cured within forty-five (45) days of written notification of such default from the non-defaulting party, this Agreement may be immediately terminated by the non-defaulting party upon written notice to the defaulting party.


7.0  Exhibits
     --------

     The attached Exhibits executed by initials of an authorized representative of both parties are hereby incorporated by reference and made a part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

Wireless Billing Systems,                            Licensee:                   <CUSTOMER>
d.b.a. Primal Billing Solutions


By:                                                         By:
         ------------------------------------------            ---------------------------------------------
                          Signature                                               Signature

                         Bill Salway
         ------------------------------------------            ---------------------------------------------
                      Print or Type Name                                     Print or Type Name

Title:                    President                      Title:
         ------------------------------------------            ---------------------------------------------



--------------------------------------------------------------------------------
                                       13

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                   EXHIBIT A


                                To ATTACHMENT 3

                               Software Products



     CUSTOMER NAME AND BILLING ADDRESS
      (CUSTOMER NAME)
      (LINE 1 ADDRESS)
      (LINE 2 ADDRESS)
      (CITY STATE ZIP)


     TELEPHONE SUPPORT CONTACTS

NAME                                                               PHONE    EMAIL    PAGER    FAX
--------------------------------------------------------------------------------------------------
1. (NAME)                                                         (PHONE)  (EMAIL)  (PAGER)  (FAX)
--------------------------------------------------------------------------------------------------
2. (NAME)                                                         (PHONE)  (EMAIL)  (PAGER)  (FAX)
--------------------------------------------------------------------------------------------------


     PRIMAL SOFTWARE


MODULE                                                                    EFF. DATE  LICENSE (LIST)  MAINT. FEE
(MODULE)                                                                   (DATE)    (LICENSE)             (FEE)
----------------------------------------------------------------------------------------------------------------
(MODULE)                                                                   (DATE)    (LICENSE)             (FEE)
----------------------------------------------------------------------------------------------------------------
(MODULE)                                                                   (DATE)    (LICENSE)             (FEE)
----------------------------------------------------------------------------------------------------------------
(MODULE)                                                                   (DATE)    (LICENSE)             (FEE)
----------------------------------------------------------------------------------------------------------------
(MODULE)                                                                   (DATE)    (LICENSE)             (FEE)
----------------------------------------------------------------------------------------------------------------
(MODULE)                                                                   (DATE)    (LICENSE)             (FEE)
----------------------------------------------------------------------------------------------------------------
(MODULE)                                                                   (DATE)    (LICENSE)             (FEE)

TOTAL                                                                                                (TOTAL FEE)
                                                                                   -----------------------------




                                   EQUIPMENT
     The Software supported and maintained by us, listed above, is licensed to operate at the location listed below:


LOCATION                          Address/City/State/Postal Code
-------------------------------------------------------------------

(INSERT LOCATION)
-------------------------------------------------------------------
CPU                             Brand/Serial Number(s)/Manufacturer
-------------------------------------------------------------------

(INSERT CPU)
-------------------------------------------------------------------
OS                              Manufacturer/Version/Release
-------------------------------------------------------------------

(OPERATING SYSTEM)
-------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       14

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


DATABASE                        Manufacturer/Version/Release
-------------------------------------------------------------------

(INSERT DATABASE)
-------------------------------------------------------------------


     THIRD-PARTY PRODUCTS

NAME                                                VERSION   LICENSE FEE. (List)  MAINTENANCE FEE
--------------------------------------------------------------------------------------------------
(INSERT NAME)                                      (VERSION)    (LICENSE FEE)           (FEE)
--------------------------------------------------------------------------------------------------
(INSERT NAME)                                      (VERSION)    (LICENSE FEE)           (FEE)
--------------------------------------------------------------------------------------------------
(INSERT NAME)                                      (VERSION)    (LICENSE FEE)           (FEE)
--------------------------------------------------------------------------------------------------
(INSERT NAME)                                      (VERSION)    (LICENSE FEE)           (FEE)
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       15

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                   EXHIBIT B


                                To ATTACHMENT 3

                               Scheduled Holidays



     The following are PRIMAL's company holidays:

       New Year's Day
       Memorial Day
       Independence Day
       Labor Day
       Thanksgiving
       Day after Thanksgiving
       Christmas Eve
       Christmas Day



--------------------------------------------------------------------------------
                                       16

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                   EXHIBIT C


                                To ATTACHMENT 3

                        Custom Software Acceptance Form



PRIMAL formally accepts and incorporates the Software listed below to be included under this Agreement for the additional quarterly Fee of $ (AMOUNT), payable in advance.


NAMED APPLICATION(S)

     (APPLICATION)
     (APPLICATION)
     (APPLICATION)
     (APPLICATION)
     (APPLICATION)
     (APPLICATION)
     (APPLICATION)
     (APPLICATION)


SPECIAL CONSIDERATIONS/LIMITATIONS

     (CONSIDERATION)
     (CONSIDERATION)
     (CONSIDERATION)
     (CONSIDERATION)
     (CONSIDERATION)
     (CONSIDERATION)
     (CONSIDERATION)
     (CONSIDERATION)
     (CONSIDERATION)
     (CONSIDERATION)




Wireless Billing Systems,                            Licensee:                   <CUSTOMER>
d.b.a. Primal Billing Solutions


By:                                                         By:
         ------------------------------------------            ---------------------------------------------
                          Signature                                               Signature

                         Bill Salway
         ------------------------------------------            ---------------------------------------------
                      Print or Type Name                                     Print or Type Name

Title:                    President                      Title:
         ------------------------------------------            ---------------------------------------------



--------------------------------------------------------------------------------
                                       17

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000



                                   EXHIBIT D


                                To ATTACHMENT 3

                            Software Service Levels



Service Priority Levels: PRIMAL will respond to service requests based on the following Priority Levels:

                                                                         INITIAL RESPONSE *TARGET TURN-AROUND    *TARGET PERMANENT
PRIORITY                                            DESCRIPTION                                                          FIX

-----------------------------------------------------------------------------------------------------------------------------------

     1                     PRIMAL Software is unusable and the Licensee cannot conduct     1 Hour      12 Hours         7 Days
                           business; failure of a major process (e.g., unable to run
                           month-end reports, provide real-time call processing, and/or run PRIMAL Software).
     2                     Severe loss of functionality to a group of users or to a        2 Hours     24-72 Hours      12 Days
                           single user running a business-critical operation.
                           Inconvenient situation whereby the PRIMAL Software is          12 Hours     N/A              Next Release
     3                     usable, but does not provide a function in the most
                           convenient or expeditious manner.
     4                     Minor Software problem that does not prevent Licensee from     24 Hours     N/A              N/A
                           doing their work.


SERVICE LEVEL PARAMETERS

     *The targets listed above are applicable during PRIMAL's normal support hours. Priority 1 faults will be handled in a sequential order unless multiple Priority 1 issues exist on a given day, then Licensee and PRIMAL must agree on the appropriate Level 1 fault priorities daily. NOTE: While PRIMAL will respond promptly to all requests, it is necessary to prioritize problems to meet all customer needs.

     The priority of the request will primarily be determined by the direct impact to the daily business operations of the client. The priority will be determined and mutually agreed upon by the client and a PRIMAL CSA.

     When a fault is suspected, the Licensee must complete a PRIMAL Trouble Report Form and contact Customer Support via telephone or e-mail. Work will not commence until a complete description of the suspected fault or problem has been received.

ESCALATION PROCEDURE

     When an issue has missed its resolution target, the escalation levels and contacts are as described as follows:

     Standard Support Hours. These are the hours that a customer may call in to their designated support center as identified in the Contact Procedure Section. Standard Support Hours for the California-based office are 6:00 a.m. to 5:00 p.m. Pacific Standard Time (PST), Monday through Friday, excluding PRIMAL holidays, for calls that are medium to low priority incidents as identified in the Service Level Agreement.

     Emergency Support. High Priority calls are taken 24 hours a day, 7 days a week, 365 days a year. See the Response Time Matrix above for the definition of High Priority.

     NOTE: The customer may be charged PRIMAL's current hourly rates for Emergency Support or for certain exclusions such as platform support, problems with Third-Party Software, improper use of the Product and for support of a Release that is more than two versions behind. Please review your Support Contract for the details of exclusion.

CONTACT PROCEDURE

     Please use the following process if problems are encountered with a PRIMAL
System:

     Step 1: Contact the CSA First Level contact at the PRIMAL Office in Irvine, California between 6:00 a.m. and 5:00 p.m. PST for Standard Support or for Emergency Support outside of these hours. If the CSA cannot be reached within one hour or has not responded satisfactorily, proceed to Step 2.

     Step 2: Contact the Client Support Lead. If no response within half-an-hour, proceed to Step 3.

     Step 3: Contact the Client Services Manager. If no response within half-an-hour, proceed to Step 4.

     Step 4: Contact the President of PRIMAL.




--------------------------------------------------------------------------------
                                       18

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000



                                  ATTACHMENT 4


                      To SCHEDULE NO. 1 dated as of (DATE)
          To the Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                      (CUSTOMER), as Licensee ("Licensee")

                           Custom Software Agreement



This Custom Software Agreement ("Agreement") dated as of the (DAY) day of the (MONTH), (YEAR) ("Effective Date") is issued pursuant to the Master Software License Agreement identified above. All of the terms and conditions of the Master Software License Agreement are incorporated herein and made a part hereof as if expressly set forth in this Agreement. This Agreement covers any Custom Software to be developed by PRIMAL in connection with the License of Software under the Master Software License Agreement referenced above.

The parties hereto agree as follows:


1.  Project Description and Scope
---------------------------------------------------

    The purpose of this Agreement is to define the terms and conditions for the Custom Software Development Services ("Services") to be provided to Licensee by PRIMAL. The project description is set forth in Exhibit A of this Agreement, which delineates the agreed-upon scope of services ("Scope") to be performed under this Agreement ("Project"). The Scope of services to be provided pursuant to this Agreement may be changed from time-to-time on an as-needed basis. Any change in Scope shall be evidenced by a written Addendum to this Agreement executed by the parties to this Agreement. The parties agree to finalize the functional specifications ("Functional Spec") governing the functional performance of the Custom Software to be developed under this Agreement no later than thirty (30) days following the Effective Date.

2.  Schedule
---------------------------------------------------

    The milestone dates ("Milestone Dates") for the Project are described in Exhibit A.

    If PRIMAL is delayed at any time in the progress of its work on the Project by any of the causes set forth below, the applicable Milestone Dates shall be extended by a change order ("Change Order") for such reasonable time as agreed upon by the parties of this Agreement. Reasons for extending applicable Milestone Dates shall include: (i) an act or neglect of Licensee or of its employees; (ii) an act or neglect of a separate contractor employed by the Licensee; (iii) changes ordered in the Scope of the Project by Licensee; (iv) other causes beyond PRIMAL's control not caused by PRIMAL's negligence, recklessness, willfulness or intentional conduct. Monetary claims relating to time shall be made in accordance with provisions of Section 7 of this Agreement (Change Orders).

3.  Project Manager
    ---------------

    Licensee is to appoint a single Project Manager who has full and complete authority to represent the Licensee, make final decisions on behalf of the Licensee for all Specifications, project directions and approvals, and Change Orders. Licensee's Project Manager shall be defined in Exhibit A.


4.  Non-Monetary Licensee Obligations
    ---------------------------------

    Licensee agrees to provide to PRIMAL all necessary information, Hardware, Hardware mainte-nance, System Software, facilities and personnel deemed necessary by PRIMAL for the delivery of Services as specified in this Agreement. Licensee understands that if Licensee fails to provide these to PRIMAL, it may result in additional costs and delay to the Project without the fault of PRIMAL.

5.  Fees and Payment Terms
    ----------------------

    Services provided under this Agreement are to be provided according to the rates shown on Exhibit B.

    Billings for the Services shall be generated by PRIMAL as such Services are actually performed or completed. Billings for all appli-cable taxes shall be gene-rated as they are due.

6.  Reimbursable Expenses
    ---------------------

    Licensee agrees to reimburse PRIMAL at cost for any reimbursable expenses ("Reimbursable Expenses') in the form of travel or other incidentals incurred during the course of the Project within twenty (20) days following receipt of vouchers, provided:

    A.  Licensee has given approval to incur Expenses as submitted by PRIMAL.

    B. PRIMAL provides complete vouchers for all such Expenses, in the form of actual receipts or other substantiation of each expenditure for all approved Expenses.

    C. PRIMAL follows Licensee's travel policy, a copy of which shall be provided to PRIMAL by Licensee.

7.  Change Orders
    -------------

    Any change or modification to this Agreement, including the Scope of the Project or the Services to be rovided by PRIMAL during the course of the Agreement, shall


--------------------------------------------------------------------------------
                                       19

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000



be evidenced by a written Change Order executed by both parties. Each Change Order shall include a description of the services added or deleted, the amount of the adjustment to Project Fees, and any impact upon the Project schedule. All approved and executed Change Orders shall be evidenced as an Amendment and Addendum to this Agreement and incorporated into the Scope of the Project. Commencement by PRIMAL of work or Services prior to execution of a Change Order, pursuant to a request by Licensee for modification of the Project or the Scope of the Project, shall not constitute a waiver by PRIMAL for compensation for such Services.

8.   Ownership
     ---------

     Full and exclusive rights and ownership in the Custom Software developed as part of the Project(s) and in any and all related letters patent, trademarks, copyrights, trade secrets, Confidential Information and any other proprietary rights belong to PRIMAL. Licensee shall retain no right, ownership or title in the Software developed as part of Services or in any related letters patent, trademarks, copyrights, trade secrets, Confidential Information or any other proprietary rights. The parties hereto agree that the Software developed as part of Services and all such rights in their entirety belong to PRIMAL for whatever use it desires.

9.   Benefit of Agreement
     --------------------

     It is the intent of the parties hereto that this Agreement is made solely for the benefit of the undersigned and is not intended to benefit any third parties who are not parties to this Agreement.


10.  Limitation of Liability
     -----------------------

     In no event shall PRIMAL's total liability arising out of the performance of the Custom Software Development Services in the Project, whether in contract or in tort, exceed $75,000 or the total agreed contract sum including Change Orders, whichever is greater. No action arising from or related to the Project or this Agreement, or the performance thereof, shall be commenced by either party against the other more than two (2) years after the completion or cessation of work under this Agreement.


     PRIMAL DISCLAIMS AND CLIENT WAIVES ANY AND ALL LIABILITY FOR ANY DAMAGES WHATSOEVER, INCLUDING, WITHOUT LIMITATION, DIRECT DAMAGES, LOST PROFITS OR LOST DATA OR OTHER SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING OUT OF OR RELATED TO THE USE OF OR THE INABILITY TO USE THE SOFTWARE DEVELOPED HEREUNDER, EVEN IF PRIMAL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.  Authority to Execute
     --------------------

     Each of the undersigned represents that he or she is authorized to execute this Agreement on behalf of the party described below.



BOTH PARTIES ACKNOWLEDGE that they have read this Agreement, understand it, and agree to be bound by its terms and conditions.

Accepted by:

Wireless Billing Systems,                            Licensee:                    <CUSTOMER>
d.b.a. Primal Billing Solutions


By:                                                         By:
         ------------------------------------------            ----------------------------------------------
                          Signature                                               Signature

                         Bill Salway
         ------------------------------------------            ----------------------------------------------
                      Print or Type Name                                      Print or Type Name

Title:                    President                      Title:
         ------------------------------------------            ----------------------------------------------




--------------------------------------------------------------------------------

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                   EXHIBIT A


                     Of ADDENDUM NO. (NO.) to ATTACHMENT 4

                         Scope/Schedule/Specifications



















--------------------------------------------------------------------------------
                                       21

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000

                                   EXHIBIT B


                     Of ADDENDUM NO. (NO.) to ATTACHMENT 4

                             Fees and Payment Terms




















--------------------------------------------------------------------------------
                                       22

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                  ATTACHMENT 5


                      To SCHEDULE NO. 1 dated as of (DATE)
          To the Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                      (CUSTOMER), as Licensee ("Licensee")

                    Third-Party Software and System Hardware
















--------------------------------------------------------------------------------
                                       23

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                  ATTACHMENT 6


                      To SCHEDULE NO. 1 dated as of (DATE)
          To the Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                      (CUSTOMER), as Licensee ("Licensee")

                   Third-Party License/Maintenance Agreements

















--------------------------------------------------------------------------------
                                       24

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                  ATTACHMENT 7


                      To SCHEDULE NO. 1 dated as of (DATE)
          To the Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                      (CUSTOMER), as Licensee ("Licensee")

                         License and Other Fees Payable



Application Software License Fees                     (INSERT S/W LICENSE FEE)



Professional Services                                      (INSERT AMOUNT)
   1. Total of (NO.) days including (NO.) days on-site training, (NO.) days on-site
       Installation, and (NO.) days off-site (PLATFORM) and (PLATFORM) installation and configuration (AMOUNT).

   2.


Hardware/Equipment/Third-Party Software                    (INSERT AMOUNT)



Software Maintenance                                       (INSERT AMOUNT)




Custom Software                                            (INSERT AMOUNT)




Discounts                                                  (INSERT AMOUNT)







--------------------------------------------------------------------------------
                                       25

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                  ATTACHMENT 8


                      To SCHEDULE NO. 1 dated as of (DATE)
          To the Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                      (CUSTOMER), as Licensee ("Licensee")

                                 Special Terms













--------------------------------------------------------------------------------
                                       26

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                   SCHEDULE 2


                               Dated as of (DATE)
                                     to the
              Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                      (CUSTOMER), as Licensee ("Licensee")

   This Schedule is issued pursuant to the Master Software License Agreement identified above. All of the terms and conditions of the Master Software License
  Agreement are incorporated herein and made a part hereof as if expressly set forth in this Schedule.

                                Escrow Agreement


   This Agreement is made as of (MONTH AND DAY), <YEAR> by and among Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL"), and (CUSTOMER), as Licensee ("Licensee") and Fort Knox Escrow Services, Inc.,
               ("Escrow Agent") with reference to the following:

   A. PRIMAL has granted a non-exclusive License to Licensee pursuant to the Master Software License Agreement between the parties, dated as of (MONTH AND
 DAY), (YEAR) ("License Agreement") to use and distribute the computer programs as listed in the License Agreement (the "Software").

 B. Licensee has requested that PRIMAL deposit the source code to the Software in escrow pursuant to the terms of this Agreement, and PRIMAL has agreed to do
                                      so.

1.    Deposit
-------------

      Within thirty (30) days of delivery and acceptance of the Software, PRIMAL shall deposit with Escrow Agent a copy of the source code form of the Software ("Source Code"), including all relevant explanations and other documentation of the Source Code (collectively, "Documentation").

      PRIMAL agrees to deposit with Escrow Agent every six (6) months from the date of this Agreement, a copy of the newest version to the Source Code or Documentation encompassing all Corrections or Enhancements made to the Software by Primal pursuant to the License Agreement or any software maintenance contract between PRIMAL and Licensee and to which Licensee is entitled. The terms "Source Code" and "Documentation" as used herein shall include all new Releases as described in the preceding sentence.

      PRIMAL represents and warrants that the deposits here-under represent a true and correct copy of the Source Code for the Software. In depositing new Releases of the Source Cod or Documentation with Escrow Agent, PRIMAL may remove from Escrow Agent's possession any material which PRIMAL deems to be superseded by the new Releases so deposited.

PRIMAL will retain copies of all material deposited with Escrow Agent.

2. Term. This Agreement shall remain in effect during the Term of the Master Software License Agreement and the Software Maintenance Agreement between PRIMAL and Licensee, and for so long as an End User under Licensee is entitled to the continued use of the Software. Upon receipt of written notice from PRIMAL that either of such Agreements has been terminated, Escrow agent shall promptly notify Licensee in writing and provide PRIMAL with a copy of such notice. If Licensee does not deliver a written objection to such termination within thirty
(30) days of delivery of Escrow Agent's notice, this Agreement shall be deemed terminated and the Source Code and Documentation shall be promptly returned to PRIMAL .

    If Licensee delivers a written objection to the termination within the time period specified above, Escrow Agent shall so notify PRIMAL and shall not deliver the Source Code or Documentation to Licensee until it receives satisfactory evidence of an agreement between PRIMAL and Licensee for such delivery, or certified copy of a court order directing it to do so.

    This Agreement shall also terminate if Licensee fails to pay the Fee due Primal or Escrow Agent under Section 4 and such failure continues for more than thirty (30) days after written demand for payment has been received by Licensee from either Escrow Agent or PRIMAL.

    Finally, this Agreement shall terminate upon delivery of the Source Code and Documentation to Licensee in accordance with the terms hereof.

3.  Delivery to Licensee.
    ---------------------

    Upon receipt of written notice by Licensee that PRIMAL has, without cause on Licensee's part, interrupted its business or been acquired by another entity, and failed to furnish Licensee with maintenance support to the extent required under the License Agreement and any applicable Maintenance Agreement between the parties, Escrow Agent shall promptly send a copy of such notice to PRIMAL.


    If Escrow Agent does not receive a written notice





--------------------------------------------------------------------------------
                                       27

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000



from PRIMAL within twenty (20) days of delivery of License notice, disputing the facts in Licensee's notice, Escrow Agent shall deliver the Source Code and Documentation in its possession to Licensee.

     Licensee will be entitled to use the Source Code and Documentation in the same manner as it is entitled to use the Software under the License Agreement, except that neither Licensee nor its Affiliates shall be entitled to further distribute the Software. All restrictions on use (except that Licensee shall be permitted to use the Source Code as necessary for the limited purpose of maintaining and supporting its End Users) of the Software under the Master Software License Agreement shall apply to use of the Source Code and Documentation, and all Confidentiality obligations under the License Agreement shall apply to Licensee's use and possession of the Source Code and Documentation.

     If PRIMAL delivers a written notice to Escrow Agent within the foregoing 20-business-day period disputing Licensee's claim, Escrow Agent shall not deliver the Source Code or Documentation to Licensee until it receives satisfactory evidence of an agreement between PRIMAL and Licensee for such delivery, or a certified copy of a court order directing it to do so.

4.   Compensation
     ------------

     As compensation for the services to be performed by Escrow Agent and PRIMAL hereunder, Licensee shall pay PRIMAL an Initial Fee of $2,500 upon execution of this Agreement, and an Annual Fee of $1,000 in advance on each anniversary date of this Agreement during its Term. In addition, Licensee shall pay Escrow Agent an Initial Fee of $850 upon execution of this Agreement and an Annual Fee of $900 ($1,000 international) in advance on each Anniversary Date of this Agreement during its Term (in accordance with the terms on Attachment 1). Licensee is not entitled to a partial or full refund of any fees paid if this Agreement is terminated other than on an Anniversary Date, unless Escrow Agent resigns.

5.   Resignation.
     -----------

     Escrow Agent may resign as such at any time upon 30 days prior written notice to PRIMAL and Licensee. Upon resignation, Escrow Agent shall deliver the Source Code and Documentation to such successor as PRIMAL and Licensee designate.

     If PRIMAL and Licensee do not designate a successor Escrow Agent in such 30-day period, Escrow Agent shall deliver the Source Code and Documentation to PRIMAL, who shall hold such Source Code and Documentation in off-site storage until such time as PRIMAL and Licensee agree on a successor Escrow Agent. PRIMAL and Licensee agree to cooperate in good faith in the appointment of a successor Escrow Agent.

     If Escrow Agent resigns, other than on an Anniversary Date, it shall refund a portion of the last Escrow Fee paid by Licensee. Such refund shall be pro-rated based on the number of months (including partial ones) out of twelve that Escrow Agent served following payment of the last Escrow Fee.

6.   Confidentiality
     ---------------

     Except as provided in this Agreement, Escrow Agent shall not develop, disclose or otherwise make available to any third party whatsoever, or make any use whatsoever, of the Source Code or Documentation, without the prior written consent of PRIMAL.

7.   Storage Environment
     -------------------

     Escrow Agent shall take reasonable measures to insure that the Source Code tapes and Documentation are protected from theft and from damage and deterioration, including damage caused by fire, water or chemicals.

8.   Liability
     ---------

     Escrow Agent shall not assume any liability or responsibility for any transaction between Licensee and PRIMAL, other than the performance of its obligations hereunder.

9.   Remedies
     --------

     Except for actual fraud, gross negligence or intentional misconduct, Escrow Agent shall not be liable to Licensee or to PRIMAL for any act, or failure to act, by Escrow Agent in connection with this Agreement. Escrow Agent will not be liable for special, indirect, incidental or consequential damages hereunder.

10.  Notices
     -------

     All notices, instructions or other communications hereunder shall be in writing and shall be deemed delivered on the date of delivery, if hand-delivered, or two days after mailing, if sent by courier of international reputation (e.g., DHL or Federal Express) prepaid and addressed as follows:

     If to PRIMAL:
     PRIMAL Billing Solutions
     18881 Von Karman Avenue, Suite 450
     Irvine, CA 92612
     Attn: President/General Manager

     If to Escrow Agent:
     Fort Knox Escrow Services, Inc.
     2100 Norcross Parkway, Suite 150
     Norcross, GA. 30071
     Attn: Vice President

     If to Licensee:
     (COMPANY)
     (STREET ADDRESS)
     (CITY, STATE, ZIP)
     (ATTN:)

     Any party can change its address for receipt of notices by notifying the others in the manner set forth above.

11.  Miscellaneous
     -------------

11.1 Governing Law
     -------------

     This Agreement shall be governed by and construed in accordance with the laws of California, excluding any laws





--------------------------------------------------------------------------------

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


which might cause the laws of any other jurisdiction to apply, and the parties agree to jurisdiction and venue to be in the applicable state or federal court sitting in Santa Ana, California.

11.2 Attorney's Fees
     ---------------

     The prevailing party in any dispute concerning the subject matter hereof shall be entitled to recover from the losing party its costs and reasonable attorney's fees.

11.3 Counterparts
---- ------------

     This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which together will constitute a single Agreement, even if the parties execute different counterpart signature pages.

11.4 Successors and Assigns
     ----------------------

     This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, Escrow Agent may not assign its duties hereunder without the prior written consent of PRIMAL and Licensee.

11.5 Waiver
     ------

     No waiver of any provision of this Agreement or any rights or obligations of the parties hereunder shall be binding unless made in writing by the party or parties waiving compliance. Any such waiver shall be effective only for the specific instance and for the specific purpose stated in such writing.

10.6 Constructions
     -------------

     This Agreement shall be interpreted in accordance with its fair and reasonable meaning and not more strictly against one party than the others.

10.7 Invalidity
     ----------

     In the event any provision hereof is found invalid or unenforceable, the remainder of this Agreement shall remain valid and enforceable according to its terms.

10.8 Indemnity
     ---------

     Primal and Licensee shall, jointly and severally indemnify and hold harmless Escrow Agent and each of its directors, officers, agents, employees and stockholders ("Escrow Agent Indemnities") absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys' fees and costs, that may be asserted against any Escrow Agent Indemnity in connection with this Agreement or the performance of Escrow Agent or any Escrow Agent Indemnity hereunder.

10.9 Disputes and Inter-Pleader
     --------------------------

     In the event of any dispute between any of the Escrow Agent, Licensee, and/or PRIMAL relating to the delivery of the deposit materials by Escrow Agent or to any other matter arising out of this Agreement, Escrow Agent may submit the matter to any court of competent jurisdiction in an inter-pleader or similar action. Any and all reasonable attorneys' fees and costs, shall be borne 50% by each of Licensee and PRIMAL.

     Escrow Agent shall perform any acts ordered by any court of competent jurisdiction, without any liability or obligation to any party hereunder by reason of such act.

10.10    Survival
-------  --------

     Sections 8, 9, and 11 shall survive any termination of this Agreement.

Wireless Billing Systems,                            Licensee:                    <CUSTOMER>
d.b.a. Primal Billing Solutions

By:                                                         By:
         ------------------------------------------            -----------------------------------------------
                          Signature                                                Signature

                         Bill Salway
         ------------------------------------------            -----------------------------------------------
                      Print or Type Name                                      Print or Type Name

Title:                    President                      Title:
         ------------------------------------------            -----------------------------------------------

"Escrow Agent,"
Fort Knox Escrow Services, Inc.

By:
         ------------------------------------------
                          Signature

         ------------------------------------------
                      Print or Type Name

Title:
         ------------------------------------------


--------------------------------------------------------------------------------
                                       29

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                  ATTACHMENT 1


                      To SCHEDULE NO. 2 dated as of (DATE)
                                     to the
              Master Software License Agreement dated as of (DATE)
                                 by and between
Wireless Billing Systems, d.b.a. Primal Billing Solutions as Licensor ("PRIMAL")
                                      and
                     (CUSTOMER), as Licensee ("Licensee").

                              Escrow Service Fees



ESCROW AGENT FEES

INITIAL ESCROW FEES TO BE PAID SHALL BE AS FOLLOWS:
-----------------------------------------------------------------------------------------------------------------------------------
Initialization Fee (one time only)                                                          $850 ($765 for current customers)
Annual Maintenance/Storage Fee                                                              $900 per  product License
                                                                                            $1,000 per international License
Product Updates                                                                             $150 (for each update above 2 per year)
Additional Storage Space (above 1 cubic foot)                                               $150 per cubic foot


FEES TO BE PAID EACH YEAR THEREAFTER SHALL BE AS FOLLOWS:
-----------------------------------------------------------------------------------------------------------------------------------
Maintenance/Storage Fee                                                                     $900 per product License
                                                                                            $1,000 per international License
Product Updates (due upon receipt of release for source code)                               $150 (for each update above 2 per year)
At Producer's Request                                                                       $100
At Licensee's Request                                                                       $500


PRIMAL FEES

ANNUAL FEES PAYABLE TO PRIMAL SHALL BE AS FOLLOWS:
---------------------------------------------------------------------------------------------------------------------------------
Initialization Fee (one time only)                                                          $2,500 (waived for current customers)
Normal Annual Update                                                                        $1,000


Fees shall be subject to current pricing, provided such prices do not increase more than 10% per annum.



--------------------------------------------------------------------------------
                                       30

                                                                          PRIMAL
--------------------------------------------------------------------------------
                                                       Revised February 15, 2000


                                   EXHIBIT A


                    Of Attachment 1 to the Escrow Agreement

                         Licensed Programs and Versions



TYPE OF DEPOSIT

            (AMOUNT)                            Initial Deposit
--------------------------------
            (AMOUNT)              Update Deposit (to Replace Current Deposits)
--------------------------------
            (AMOUNT)              Other (Please Describe):
--------------------------------

                                  (DESCRIPTION)


ITEMS DEPOSITED

PRODUCT                                                 VERSION #  QUANTITY  MEDIA TYPE   DESCRIPTION
------------------------------------------------------------------------------------------------------
(PRODUCT)                                               (VERSION)   (QTY)      (TYPE)    (DESCRIPTION)
------------------------------------------------------------------------------------------------------
(PRODUCT)                                               (VERSION)   (QTY)      (TYPE)    (DESCRIPTION)
------------------------------------------------------------------------------------------------------
(PRODUCT)                                               (VERSION)   (QTY)      (TYPE)    (DESCRIPTION)
------------------------------------------------------------------------------------------------------
(PRODUCT)                                               (VERSION)   (QTY)      (TYPE)    (DESCRIPTION)
------------------------------------------------------------------------------------------------------




Prepared and Confirmed By:

Name:                                                    (NAME)
                           ----------------------------------------------------------------
                                                   Print or Type Name

Title:                                                  (TITLE)
                           ----------------------------------------------------------------
                                                  Print or Type Title

Signed By:
                           ----------------------------------------------------------------
                                                       Signature

Date:
                           ----------------------------------------------------------------



--------------------------------------------------------------------------------
                                       31